UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 15, 2011
REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Missouri (State or other jurisdiction of incorporation)	1-11848 (Commission File Number)	43-1627032 (IRS Employer Identification Number)
1370 Timberlake Manor Parkway
Chesterfield, Missouri 63017
(Address of principal executive offices)
Registrant’s telephone number, including area code: (636) 736-7000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment to Current Report on Form 8-K/A is being filed to re-file Exhibit 4.1 to the Current Report on Form 8-K filed on February 16, 2011 relating to Items 1.01, 2.04, 3.03, 8.01 and 9.01 referred to therein (the “Original Form 8-K”), which is incorporated by reference into Item 1.01 below. The text of Item 1.01 below is not otherwise amended or changed from that contained in the Original Form 8-K, and Items 2.04 and 8.01 of the Original 8-K are not amended hereby.
Item 1.01 Entry into a Material Definitive Agreement.
Remarketing Agreement
On February 15, 2011, Reinsurance Group of America, Incorporated (the “Company”) entered into an Amended and Restated Remarketing Agreement (the “Remarketing Agreement”) with Barclays Capital Inc. (the “Remarketing Agent”), to remarket the preferred securities of RGA Capital Trust I (the “Preferred Securities”), which were originally issued in 2001 as a component of the Company’s Trust Preferred Income Equity Redeemable Securities (PIERS) units (the “PIERS Units”).
Pursuant to the Remarketing Agreement, the Remarketing Agent agreed to use its commercially reasonable efforts to remarket the Preferred Securities according to their terms. The Company has agreed to pay the Remarketing Agent a remarketing fee equal to 25 basis points (0.25%) of the accreted value of the remarketed Preferred Securities that were part of the PIERS Units.
The Remarketing Agent does not have any obligation to purchase any of the Preferred Securities. The Remarketing Agreement provides that the remarketing is subject to customary conditions precedent. The Remarketing Agreement also provides that the Remarketing Agent will incur no liability to the Company or to any holder of the PIERS Units or the Preferred Securities in its individual capacity or as Remarketing Agent for any action or failure to act in connection with a remarketing or otherwise, except as a result of gross negligence or willful misconduct on its part.
The Company has agreed to indemnify the Remarketing Agent against certain liabilities, including liabilities under the Securities Act of 1933, arising out of or in connection with its duties under the Remarketing Agreement, or contribute to payments that the Remarketing Agent may be required to make in respect of any such liabilities.
The Remarketing Agent and/or its affiliates have in the past provided, and may in the future provide, investment banking, commercial banking, derivative transactions and financial advisory services to us and our affiliates in the ordinary course of business for which it has received or will receive customary fees and reimbursement of expenses.
The Remarketing Agreement is filed as Exhibit 4.1 to this Form 8-K and this description of the material terms of the Remarketing Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.
Stock Repurchase
On February 15, 2011, the Company also announced that it had entered into a Stock Purchase Agreement with General American Life Insurance Company (the “Stock Purchase Agreement”) to repurchase 3,000,000 shares of the Company’s outstanding common stock at a price of $61.14 per share, reflecting the closing price of the Company’s common stock on February 14, 2011. The transaction was completed on February 15, 2011. A copy of the press release announcing the transaction is filed as Exhibit 99.2 to this Form 8-K, and is incorporated herein by reference.
The Stock Purchase Agreement is filed as Exhibit 10.1 to this Form 8-K and this description of the material terms of the Stock Purchase Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.
The information set forth under Items 1.01 above and 2.04 in the Original 8-K is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
See Exhibit Index.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED
Date: February 23, 2011	By:	/s/ Jack B. Lay
Jack B. Lay
Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

4.1	Amended and Restated Remarketing Agreement dated as of February 15, 2011 among the Company, RGA Capital Trust I and Barclays Capital Inc., as Remarketing Agent.

8.1	Tax Opinion of Bryan Cave LLP regarding Common Stock Issuable upon Exercise of Warrants (incorporated by reference to Exhibit 8.1 to Current Report on Form 8-K filed on February 16, 2011 relating to Items 1.01, 2.04, 3.03, 8.01 and 9.01 referred to therein (the “Original Form 8-K”)).

8.2	Tax Opinion of Bryan Cave LLP regarding Remarketing of Preferred Securities (incorporated by reference to Exhibit 8.2 to the Original Form 8-K).

10.1	Stock Purchase Agreement dated as of February 15, 2011 between the Company and General American Life Insurance Company (incorporated by reference to Exhibit 10.1 to the Original Form 8-K).

23.1	Consent of Bryan Cave LLP (included in Exhibits 8.1 and 8.2 above).

99.1	Press Release regarding Notice of Redemption and Remarketing, dated February 16, 2011 (incorporated by reference to Exhibit 99.1 to the Original Form 8-K).

99.2	Press Release regarding Stock Repurchase Transaction, dated February 16, 2011 (incorporated by reference to Exhibit 99.2 to the Original Form 8-K).